For the fiscal period ended (a) 6/30/99
File number (c) 811-2896

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Charter Communications Holdings, LLC

2.   Date of Purchase
       3/12/99

3.   Number of Securities Purchased
       27,500

4.   Dollar Amount of Purchase
       $2,742,658

5.   Price Per Unit
       $99.733

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate

       Donaldson, Lufkin & Jenrette
      Prudential Securities Incorporated
      Chase Securities Inc.
      Bear, Stearns & Co. Inc.
      NationsBanc Montgomery
      Securities LLC
      Salomon Smith Barney
      Credit Lyonnais Securities
      First Union Capital Markets
      TD Securities
      CIBC Oppenheimer
      Nesbitt Burns Securities Inc.



For the fiscal period ended (a) 6/30/99
File number (c) 811-2896

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Charter Communications Holdings, LLC

2.   Date of Purchase
       3/12/99

3.   Number of Securities Purchased
       225,000

4.   Dollar Amount of Purchase
       $22,431,375

5.   Price Per Unit
       $99.695

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate

       Donaldson, Lufkin & Jenrette
      Prudential Securities Incorporated
      Chase Securities Inc.
      Bear, Stearns & Co. Inc.
      NationsBanc Montgomery
      Securities LLC
      Salomon Smith Barney
      Credit Lyonnais Securities
      First Union Capital Markets
      TD Securities
      CIBC Oppenheimer
      Nesbitt Burns Securities Inc.



For the fiscal period ended (a) 6/30/99
File number (c) 811-2896

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Charter Communications Holdings, LLC

2.   Date of Purchase
       3/12/99

3.   Number of Securities Purchased
       395,000

4.   Dollar Amount of Purchase
       $24,250,630

5.   Price Per Unit
       $61.394

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate

       Donaldson, Lufkin & Jenrette
      Prudential Securities Incorporated
      Chase Securities Inc.
      Bear, Stearns & Co. Inc.
      NationsBanc Montgomery
      Securities LLC
      Salomon Smith Barney
      Credit Lyonnais Securities
      First Union Capital Markets
      TD Securities
      CIBC Oppenheimer
      Nesbitt Burns Securities Inc.